UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2012 (May 11, 2012)

COMMUNITY CHOICE FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Ohio	001-35537	45-1536453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Post Road, Suite 200, Dublin, Ohio	43016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 798-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting

On May 11, 2012 Community Choice Financial Inc. notified The Nasdaq Stock Market LLC that it will file with the Securities and Exchange Commission a notification on Form 25 to delist from The Nasdaq Global Select Market and withdraw from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, its common shares, par value $0.01 per share.

A copy of the press release issued by the company is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Community Choice Financial Inc., dated May 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CHOICE FINANCIAL INC.

	By:	/s/ Bridgette C. Roman
		Name:	Bridgette C. Roman
		Title:	General Counsel, Secretary,
Senior Vice President

Date: May 11, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Community Choice Financial Inc., dated May 11, 2012